CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 19, 1995 included in Teledyne, Inc.'s Form 10-K for the year ended December 31, 1994.


                                        ARTHUR ANDERSEN LLP


Los Angeles, California
June 23, 1995